Exhibit 10.4(b)


                   Schedule of Warrant (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on June 10, 2005


                          Expiration           Exercise             Shares
     Grant Date              Date                Price              Granted
     ----------              ----                -----              -------
      06/10/05             06/10/10            $ 0.010             24,250,000